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                                                   EXHIBIT 10.41

Mr. Bobby Owens
220 Lexington Green Circle
Suite 600
Lexington, Kentucky  40503


RE: Amendment and Extension of lease dated November 4, 1996 by and between MIF Realty L.P., a Delaware Limited Partnership doing business in Kentucky as MIF Realty Group, Inc., and Equity Insurance Managers which was subsequently assigned to Nashville Mini Storage, L.P.


Dear Mr. Owens:

On behalf of Nashville Mini Storage, L.P. ("Lessor"), LaSalle Partners, Inc., as Lessor's exclusive agent, is pleased to submit this Amendment to Lessor's existing lease with Equity Insurance Managers ("Lessee"). This Amendment sets forth the terms and condition under which Lessor are extending the existing lease with Equity Insurance Managers.

1.      BUILDING

1.1     NAME
        Lexington Green II

1.2     ADDRESS
        200 Lexington Green Road, Suite 600
        Lexington, Kentucky  40503

2.      PREMISES

2.1     LOCATION AND SIZE
        The Premises consist of the 1,710 square feet located on the fourth floor.

3.      LEASE EXTENSION

        TERM
3.1     The term of the lease shall run concurrent with your existing lease.
             Start Date:         January 1, 1999
             Expiration Date:    December 31, 2001
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3.2     COMMENCEMENT DATE
        The Commencement date shall be January 1, 1999.

4.      BASE RENT

        RATES
4.1 The lease rate shall be $16.00 per square foot for the remainder of the term.

5.      CONSTRUCTION

5.1     TENANT ALLOWANCE
        All leasehold improvements will be constructed by a contractor and subcontractors selected by Lessor. There will be an allowance provided by Lessor not to exceed $630.00. Any cost over and above will be paid by Lessee.

6.      ACCEPTANCE
        Should this amendment meet with the approval of Lessee, please execute all three originals of this Amendment and return them to LaSalle's Lexington office. After execution by the Lessor, we will return one original to you. All other terms and conditions of the current and existing lease shall remain the same.



AGREED, APPROVED AND ACCEPTED

LESSEE:
EQUITY INSURANCE MANAGER



BY:      /s/ John R. Owens
   -----------------------------

NAME:      John R. Owens
     ---------------------------

TITLE:       President
      --------------------------

DATE:         2/23/99
     ---------------------------

LESSOR:
NASHVILLE MINI STORAGE, L.P.               BY:  /s/ Terri Patton - President
                                              --------------------------------

BY: STORAGE CONCEPTS, INC.                 NAME:        Terri Patton
                                                ------------------------------

TITLE: GENERAL PARTNER                     DATE:           3/1/99
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